UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 03, 2025

APTEVO THERAPEUTICS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37746	81-1567056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 4th Avenue Suite 1050
Seattle, Washington		98121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 838-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 3, 2025, Aptevo Therapeutics Inc. (the "Company") entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors (the “Investors”) for the sale by the Company of 1,764,710 shares (the “Shares”) of its Common Stock, par value $0.001 per share ("Common Stock") in a registered direct offering (the “Registered Offering”). In a concurrent private placement (the “Private Placement”, together with the Registered Offering the “Offering”), the Company also sold to Investors unregistered common warrants to purchase up to an aggregate of 3,529,420 shares of Common Stock (the "Common Warrants"). The combined purchase price of one share of Common Stock and accompanying Common Warrants was $1.19. The closing of the Offering occurred on April 4, 2025 (the “Closing Date”).

Each share of Common Stock was offered together with two Common Warrants, each to purchase one share of Common Stock. The Common Warrants have an exercise price of $1.19 and will be exercisable beginning on the effective date of such stockholder approval as may be required by the applicable rules and regulations of the Nasdaq Capital Market (or any successor entity) to permit the exercise of the Common Warrants (“Stockholder Approval") and will expire five years from the date of stockholder approval. The exercise price of the Common Warrants is subject to adjustment for stock splits, share dividends, share combinations and similar capital transactions and at the Company’s discretion as further described in the Common Warrants. In the event that the Company is unable to obtain the required Stockholder Approval, the Common Warrants will not be exercisable and therefore have no value.

In connection with the Offering, the Company entered into a Placement Agency Agreement (the "Placement Agency Agreement") on April 3, 2025 with Roth Capital Partners, LLC (the "Placement Agent"), as the exclusive placement agent in connection with the Offering. As compensation to the Placement Agent, the Company paid the Placement Agent a cash fee of 7.0% of the aggregate gross proceeds raised in the Offering, and reimbursement of certain expenses.

The Purchase Agreement contains customary representations and warranties and agreements of the Company and the purchasers and customary indemnification rights and obligations of the parties. The Company has agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of, any shares of common stock or any securities convertible into or exercisable or exchangeable for shares of common stock or file any registration statement or prospectus, or any amendment or supplement thereto for a period of fifteen (15) days following the Closing Date, subject to certain exceptions.

The shares of Common Stock described above were offered pursuant to the Registration Statement on Form S-3 (File No. 333-284969), filed by the Company with the Securities and Exchange Commission (the “Commission”) on February 14, 2025, which was declared effective by the Commission on February 26, 2025. The Company issued the Common Warrants in the Private Placement pursuant to the Purchase Agreement. The Common Warrants issued in the Private Placement and the shares issuable upon exercise of the Common Warrants were offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder and have not been registered under the Securities Act or applicable state securities laws.

The Company received net proceeds of approximately $1.9 million from the Offering, excluding the proceeds, if any, from the cash exercise of the Common Warrants issued in the Private Placement and after deducting the estimated offering expenses payable by the Company, including the Placement Agent fees. The Company intends to use the net proceeds from the Offering for the continued clinical development of its product candidates and for working capital, and other general corporate purposes.

In connection with the Registered Offering and Private Placement the Company also agreed to amend certain existing warrants (the "Amended Warrants") that were previously issued December 12, 2024 (the "Amended Common Warrants") to purchase up to 1,647,088 shares of Common Stock and have an exercise price of $9.53 per share, effective upon the closing of the Offering, such existing warrants will have a reduced exercise price of $1.19 per share, shall become exercisable upon Stockholder Approval and will expire 5 years from the date of Stockholder Approval.

The foregoing summaries of the Common Warrant, the Amended Warrants, the Placement Agency Agreement, and the Purchase Agreement do not purport to be complete and are subject to, and qualified in their entirety by, copies of such documents attached as Exhibits 4.1, 4.2, 10.1, and 10.2 to this Current Report on Form 8-K, which are incorporated herein by reference.

A copy of the opinion of Paul Hastings LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K relating to the Private Placement, the Common Warrants and the shares issuable upon exercise of the Common Warrants is incorporated into this item by reference herein.

Item 8.01 Other Events.

The Company issued press releases announcing the Offering and the closing of the Offering on April 3, 2025 and April 4, 2025, respectively. Copies of these press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
4.1	Form of Common Warrant, dated April 4, 2025.
4.2	Form of Amended Common Warrant, dated April 4, 2025 (originally entered into on December 12, 2024), between the Company and certain warrant holders.
5.1	Opinion of Paul Hastings, LLP.
10.1	Form of Placement Agency Agreement, dated April 3, 2025, between the Company and Roth Capital Partners.
10.2	Form of Securities Purchase Agreement, dated April 3, 2025, between the Company and the purchasers party thereto.
99.1	Press Release of Aptevo Therapeutics Inc., dated April 3, 2025.
99.2	Press Release of Aptevo Therapeutics Inc., dated April 4, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTEVO THERAPEUTICS INC.

Date:	April 4, 2025	By:	/s/ Marvin L. White
Marvin L. White President and Chief Executive Officer